UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 2, 2007

Altair Nanotechnologies Inc.

(Exact Name of Registrant as Specified in its Charter)

Canada	1-12497	33-1084375
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

204 Edison Way
Reno, NV	89502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:
(775) 856-2500

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into Material Definitive Agreement.

The information set forth in Item 3.02 of this Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On March 2, 2007, Altair Nanotechnologies Inc. (the “Company”) entered into, and closed the transaction contemplated by, a Stock Purchase Agreement (the “Agreement”) with The AES Corporation (the “Investor”). Pursuant to the Agreement, the Investor purchased from Altair, and Altair sold to the investor, 895,523 common shares of Altair for an aggregate purchase price of $3,000,000, or approximately $3.35 per share. Altair also agreed to file a registration statement registering the resale of such common shares. A copy of the Agreement is attached hereto as Exhibit 10.1.

The offer and sale of such common shares were effected in reliance upon the exemptions for sales of securities not involving a public offering, as set forth in Section 4(2) of the Securities Act and rules promulgated thereunder, including Regulation D, based upon the following: (a) the Investor confirmed to the Company that it was an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and had such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the offering; (c) the Investor was provided with certain disclosure materials and all other information requested with respect to the Company; (d) the Investor acknowledged that all securities being purchased were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act; (e) a legend was placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act; and (f) the Company plans to file a Form D with the SEC reporting the transaction.

Item 7.01 Regulation FD Disclosure.

On March 5, 2007, Altair issued a press release entitled “AES Corporation Makes Strategic Investment in Altair Nanotechnologies,” a copy of which is attached hereto as Exhibit 99.1

The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Securities Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1  Stock Purchase Agreement with The AES Corporation

99.1  Press release dated March 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.

Dated:         March 6, 2007                                                                  By: /s/ Edward Dickinson
            Edward Dickinson, Chief Financial Officer